SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2015

  Albany Molecular Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

            Delaware

(State or Other Jurisdiction of Incorporation)

000-35622	14-1742717
(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle, Albany, NY	12212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2015, Albany Molecular Research, Inc. (the “Company”) and Computershare, Inc., a Delaware corporation, successor-in-interest to Computershare Shareowner Services LLC (the “Rights Agent”) entered into an Amendment and Termination of Shareholder Rights Agreement (the “Amendment”) with respect to the Shareholder Rights Agreement dated as of July 27, 2012 by and between the Company and the Rights Agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 31, 2012, and such description is incorporated herein by reference.

The Amendment changes the definition of “Final Expiration Date” in the Rights Agreement from July 30, 2022 to August 5, 2015, such that, as of 5:00 p.m. Eastern time on August 5, 2015, the rights to purchase Series A Junior Participating Cumulative Preferred Stock (the “Series A Preferred Stock”) issued pursuant to the Rights Agreement (the “Rights”) expired and are no longer outstanding and the Rights Agreement terminated. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on August 5, 2015 the Company filed with the Delaware Secretary of State a Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock (the “Certificate of Elimination”), which returned the shares that were designated as Series A Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations. The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Amendment and Termination of Shareholder Rights Agreement between Albany Molecular Research, Inc. and Computershare, Inc., dated as of August 5, 2015

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated August 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

August 5, 2015	By:	/s/ Lori M. Henderson
Name: Lori M. Henderson
Title: Senior Vice-President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment and Termination of Shareholder Rights Agreement between Albany Molecular Research, Inc. and Computershare, Inc., dated as of August 5, 2015

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated August 5, 2015